UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
_____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)

May 21, 2019

THE GAP, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-7562	94-1697231
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Folsom Street San Francisco, California	94105
(Address of principal executive offices)	(Zip Code)
(415) 427-0100
(Registrant’s telephone number including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.05 par value	GPS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers.
At its annual meeting of shareholders on May 21, 2019 (“Annual Meeting”), the shareholders of The Gap, Inc. (the “Company”) approved the The Gap, Inc. 2016 Long Term-Incentive Plan (As Amended and Restated Effective as of May 21, 2019, the “Plan”). A description of the Plan is included on pages 51-63 of the Company’s proxy statement for the Annual Meeting (the "Proxy Statement") filed with the Securities and Exchange Commission (the "Commission") on April 9, 2019. In accordance with Rule 12b-23 under the Securities Exchange Act of 1934, the description of the Plan is qualified in its entirety by reference to the full text of the Plan, a copy of which is set forth in Appendix A of the Proxy Statement and incorporated herein by reference.
Item 5.07.    Submission of Matters to a Vote of Security Holders.
On May 21, 2019, the Company held its Annual Meeting in San Francisco, California. As of March 25, 2019, the Company’s record date for the Annual Meeting, there were a total of 379,014,042 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 350,594,208 shares of Common Stock were represented in person or by proxy and, therefore, a quorum was present.
The shareholders of the Company voted on the following items at the Annual Meeting:

1.	Election of the Directors nominated by the Board of Directors.

Nominee	For	Against	Abstain	Broker Non-Votes
Amy Bohutinsky	330,950,322	353,906	220,781	19,069,199
John J. Fisher	326,752,314	4,570,406	202,289	19,069,199
Robert J. Fisher	265,349,360	65,978,981	196,668	19,069,199
William S. Fisher	326,749,755	4,574,204	201,050	19,069,199
Tracy Gardner	330,790,676	495,268	239,065	19,069,199
Isabella D. Goren	330,957,839	344,796	222,374	19,069,199
Bob L. Martin	317,688,622	13,614,125	222,262	19,069,199
Jorge P. Montoya	324,961,013	6,341,688	222,308	19,069,199
Chris O’Neill	329,881,822	1,420,458	222,729	19,069,199
Art Peck	328,920,509	2,394,498	210,002	19,069,199
Lexi Reese	330,914,932	389,763	220,314	19,069,199
Mayo A. Shattuck III	318,576,443	12,727,525	221,041	19,069,199

Based on the votes set forth above, the director nominees were duly elected.

2.	Ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 1, 2020.

For	Against	Abstain
338,823,874	11,576,178	194,156

Based on the votes set forth above, the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 1, 2020 was duly ratified.

3.	Approval, on an advisory basis, of the overall compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes
188,083,003	142,728,444	713,562	19,069,199

Based on the votes set forth above, the overall compensation of the Company’s named executive officers was approved.

4.	Approval of the amendment and restatement of The Gap, Inc. 2016 Long-Term Incentive Plan.

For	Against	Abstain	Broker Non-Votes
246,767,682	84,414,078	343,249	19,069,199

Based on the votes set forth above, the amendment and restatement of The Gap, Inc. 2016 Long-Term Incentive Plan was approved.

Item 9.01.	Exhibits.
10.1
The Gap, Inc. 2016 Long Term-Incentive Plan (As Amended and Restated Effective as of May 21, 2019), filed as Appendix A to the Company’s definitive proxy statement for its annual meeting of shareholders held on May 21, 2019, Commission File No. 1-7562.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GAP, INC.
(Registrant)

Date:	May 22, 2019	By:	/s/ Julie Gruber
Julie Gruber
Executive Vice President, Global General Counsel,
Chief Compliance Officer & Corporate Secretary